Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Perritt Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Perritt Funds, Inc. for the period ended April 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Perritt Funds, Inc. for the stated period.

/s/ Michael J. Corbett Michael J. Corbett President, Perritt Funds, Inc.	/s/ Mark J. Buh Mark J. Buh Treasurer, Perritt Funds, Inc.
Dated: June 29, 2015	Dated: June 26, 2015

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Perritt Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.